SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement       [_]  Confidential, For Use of the
                                            Commission Only
                                            (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CIRUS TELECOM, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5) Total fee paid:


--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3) Filing Party:

--------------------------------------------------------------------------------
    (4) Date Filed:

--------------------------------------------------------------------------------

                               CIRUS TELECOM, INC.
                                43-06 MAIN STREET
                            FLUSHING, NEW YORK 11355

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MARCH , 2001

                                                            Flushing, New York
                                                            March   , 2001

         A special meeting of stockholders (the "Meeting") of Cirus Telecom, Inc., a Delaware corporation (the "Company"), will be held at the offices of Sichenzia, Ross & Friedman LLP, 135 West 50th Street, 20th floor, New York, New York, on March _______ , 2001 at 10:00 am (local time) for the following purposes:

     1. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 30,000,000 to 100,000,000, and to effect a four-for-one forward split of the Company's outstanding shares of common stock; and

     2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

         The foregoing items of business, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on February 13, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend the Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Meeting. If you send in your proxy card and then decide to attend the Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.


                                            By Order of the Board of Directors,

                                            /s/ AMAR BAHADOORSINGH
                                            -----------------------------------
                                            Amar Bahadoorsingh,
                                            President

--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                               CIRUS TELECOM, INC.
                                43-06 MAIN STREET
                            FLUSHING, NEW YORK 11355

                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Cirus Telecom, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the special meeting of stockholders (the "Meeting") to be held at Sichenzia, Ross & Friedman LLP, 135 West 50th Street, 20th floor, New York, New York, on March _____ , 2001 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.0001 par value per share (the "Common Stock"), on February 13, 2001 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 15,175,456 shares of Common Stock.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about March _______ , 2001.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Meeting of Stockholders has been approved will be determined as follows. For each matter specified in the Notice of Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. In any event, prior to any vote, a quorum of holders of at least a majority of the shares of Common Stock outstanding on the Record Date is required to conduct the Meeting. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1


     APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 AND
    FORWARD SPLIT OUTSTANDING SHARES OF COMMON STOCK ON A FOUR-FOR-ONE BASIS.


         The present capital structure of the Company authorizes 30,000,000 shares of Common Stock. As of the Record Date, there were 15,175,456 shares outstanding, in excess of 11,000,000 of which are held by five stockholders. In order to provide greater liquidity for the Common Stock, the Board of Directors deem it advisable to forward split the outstanding shares of Common Stock on a four-for-one basis. That means that for each share of Common Stock held on the effective date of the split, a stockholder will receive three additional shares of Common Stock. Upon the effectiveness of the forward split, the Company will have 60,701,824 shares of Common Stock outstanding. In order to accommodate this increase in outstanding shares of Common Stock, the Board of Directors deems it advisable to increase the number of authorized shared of Common Stock from 30,000,000 to 100,000,000. Therefore, the Board of Directors has approved the amendment of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 30,000,000 to 100,000,000 shares, and to effect the four-for-one forward split. The Board of Directors believes that the proposed capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. Other than for issuance in connection with the proposed stock split, the Company has no plans, arrangements or understandings for the issuance of any additional shares of Common Stock.

         Authorizing the additional shares of Common Stock would give the Board of Directors the authority to issue such Common Stock from time to time as the Board of Directors deems necessary, without further action of the stockholders, unless such stockholder action is specifically required by applicable laws or any stock exchange on which the Company's securities may then be listed. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes, including:

     o    future stock splits, dividends or distributions;

     o equity financings - the Board of Directors believes it prudent to have shares available for such issuances on an as-needed basis, without the delay inherent in seeking stockholder approval for a specific transaction; and

     o acquisition transactions - the Company may make future acquisitions and may use its capital stock as currency in such acquisitions if appropriate opportunities arise.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

         The issuance of shares of Common Stock in connection with the proposed forward stock split will not result in any taxable income to the recipients of the shares. However, the holder's tax basis in the shares originally held will reduced by 75% and each of the three new shares of Common Stock issued to such holder will have a basis equal to 25% of the original share's basis.


                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE FORWARD STOCK SPLIT AND AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK.


                               RECENT TRANSACTIONS
                               -------------------

         On February 6, 2001, the Company, then named Capital One Ventures Corp., entered into an Agreement and Plan of Merger with Capital One Acquisition Corp., a Delaware corporation wholly-owned by the Company ("Subsidiary"), DMS Acquisitions Corp., a Delaware corporation ("DMS"), Universal Network Solutions, Inc., a Delaware corporation ("Universal"), 9278 Communications, Inc., a Delaware corporation ("9278"), Hansa Capital Corp., a corporation formed under the laws of the Province of British Columbia ("Hansa"), and Amar Bahadoorsingh (Universal, 9278, Hansa and Mr. Bahadoorsingh are collectively referred to as the "DMS Stockholders"). Pursuant to the terms of the Agreement and Plan of Merger which closed on February 8, 2001, Subsidiary acquired all of the issued and outstanding shares of capital stock of DMS from the DMS Stockholders in exchange for an aggregate of 10,000,000 newly issued shares of the Company's common stock (the "Acquisition"). Concurrently with the Acquisition, DMS was merged with and into Subsidiary, which then changed its name to DMS Acquisitions Corp. The Company then changed its name to Cirus Telecom, Inc. As a condition to the Acquisition, the Company was required to appoint Mr. Bahadoorsingh and Kashif Syed as members of the Company's Board of Directors. Such appointments were made effective as of February 26, 2001, at which time the Company's former sole member of the Board of Directors resigned. Mr. Bahadoorsingh was also appointed President and Chief Executive Officer of the Company and Mr. Syed was appointed Chief Technology Officer and Secretary.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date, by each person known by the Company to beneficially own 5% or more of the outstanding shares of voting securities, each of the Company's directors, named executive officers, and all directors and executive officers as a group. The applicable percentage is based on 15,175,456 shares outstanding. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners.

NAME AND ADDRESS                                   SHARES OF           PERCENT
OF BENEFICIAL OWNER                               COMMON STOCK         OF CLASS
-------------------                               ------------         --------

Amar Bahadoorsingh                                 2,500,000             16.5%
333 E. 56th Street
New York, New York 10022

Universal Network
  Solutions, Inc.                                  2,300,000             15.2%

Kashif Syed                                        2,300,000 1           15.2%
7652 263rd St.
Glen Oaks, New York 11004

9278 Communications, Inc.                          2,700,000             17.8%
1942 Williamsbridge Road
Bronx, New York 10461

Hansa Capital Corp.                                2,500,000             16.5%
Suite 1107
11871 Horseshoe Way
Richmond, British Columbia,
Canada V7A 5H5

Andrew Hromyk                                      1,005,000              6.6%
200 Burrard Street, Suite 1650
Vancouver, B.C. V6C 3L6
Canada


All officers and directors, after
  completion of the Acquisition (2 persons)        4,800,000             31.6%
-----------------------

1. Represents shares beneficially owned by Mr. Syed as the owner of all of the issued and outstanding capital stock of Universal Network Solutions, Inc..

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                                             By Order of the Board of Directors,


                                             /s/ AMAR BAHADOORSINGH
                                            -----------------------------------
                                            Amar Bahadoorsingh,
                                            President

Flushing, New York
March      , 2001

                               CIRUS TELECOM, INC.
                        (FORMERLY DMS ACQUISITION CORP.)
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                        FOR THE PERIOD DECEMBER 11, 2000
                    (DATE OF INCEPTION) TO DECEMBER 31, 2000

                                       AND

                          INDEPENDENT AUDITORS' REPORT

                               CIRUS TELECOM, INC.
                        (FORMERLY DMS ACQUISITION CORP.)
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

    FOR THE PERIOD DECEMBER 11, 2000 (DATE OF INCEPTION) TO DECEMBER 31, 2000



                                TABLE OF CONTENTS



Independent Auditors' Report                                         F-1

Financial Statements

   Balance Sheet                                                     F-2

   Statement of Operations and Accumulated Deficit                   F-3

   Statement of Cash Flows                                           F-4

   Notes to Financial Statements                                     F-5-6

Pro Forma Financial Data                                             F-7

   Pro Forma Balance Sheet                                           F-8

   Pro Forma Statement of Operations                                 F-9

   Pro Forma Statement of Operations                                 F-10

   Notes to Pro Forma Financial Data                                 F-11 - 12

FRIEDMAN                                                      1700 BROADWAY
ALPREN &                                                      NEW YORK, NY 10019
GREEN LLP                                                     212-582-1600
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS                  FAX 212-265-4761
                                                              www.nyccpas.com



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



TO THE STOCKHOLDERS OF CIRUS TELECOM, INC.
   (FORMERLY DMS ACQUISITION CORP.)


         We have audited the accompanying balance sheet of CIRUS TELECOM, INC. (formerly DMS Acquisition Corp.) (a development stage company) as of December 31, 2000, and the related statements of operations and accumulated deficit and cash flows for the period December 11, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

            We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CIRUS TELECOM, INC. (formerly DMS Acquisition Corp.) (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows for the period December 11, 2000 (date of inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.





January 31, 2001, except for Notes 1a and 3, as to which the date is February 9,
  2001

                               CIRUS TELECOM, INC.
                        (FORMERLY DMS ACQUISITION CORP.)
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET

                                DECEMBER 31, 2000



                                     ASSETS
                                     ------

Current assets                                                         $     -0-
                                                                       --------

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

Current liabilities
   Due to stockholder                                                  $ 15,712
                                                                       --------

Stockholders' deficiency
   Common stock, $.001 par value; 1,000 shares
     authorized, issued and outstanding                                       1
   Additional paid-in capital                                                99
   Stock subscription receivable                                           (100)
   Deficit accumulated during the development stage                     (15,712)
                                                                       --------

                                                                        (15,712)
                                                                       --------
                                                                       $     -0-
                                                                       --------


The accompanying notes are an integral part of these financial statements.

                               CIRUS TELECOM, INC.
                        (FORMERLY DMS ACQUISITION CORP.)
                          (A DEVELOPMENT STAGE COMPANY)

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

    FOR THE PERIOD DECEMBER 11, 2000 (DATE OF INCEPTION) TO DECEMBER 31, 2000




Revenues                                                               $     --
                                                                       --------

General and administrative expenses
   Professional fees                                                     11,000
   Travel                                                                 3,930
   Entertainment                                                            331
   Office                                                                   451
                                                                       --------
                                                                       $ 15,712
                                                                       --------


Net loss, and accumulated deficit, end of period                       $(15,712)
                                                                       ========

Basic and diluted net loss per share, based on 10,000,000
   equivalent common shares outstanding (Note 1C)                      $    (--)
                                                                       ========


The accompanying notes are an integral part of these financial statements.

                               CIRUS TELECOM, INC.
                        (FORMERLY DMS ACQUISITION CORP.)
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS

    FOR THE PERIOD DECEMBER 11, 2000 (DATE OF INCEPTION) TO DECEMBER 31, 2000




Cash flows from operating activities
   Net loss                                                   $(15,712)
   Change in liabilities
     Due to stockholder                                         15,712
                                                              --------

Net increase in cash, and cash, end of period                 $    -0-
                                                              ========


The accompanying notes are an integral part of these financial statements.

                               CIRUS TELECOM, INC.
                        (FORMERLY DMS ACQUISITION CORP.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS




1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A.   General:

          DMS Acquisition Corp. ("DMS" or the "Company") was incorporated on December 11, 2000 in the state of Delaware to operate as a wholesale provider of long distance and telecommunication services. On February 9, 2001, following the consummation of a merger, DMS, the surviving company, changed its name to Cirus Telecom, Inc. The Company operates with a September 30 fiscal year.

     B.   Use of Estimates:

          Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

     C.   Loss Per Share:

          Basic and diluted loss per share has been computed by dividing the loss by the equivalent number of common shares outstanding acquired in the February 2001 merger (see Note 3C). During the period ended December 31, 2000, basic and diluted loss per share was less than $.01.


2 - STOCKHOLDERS' EQUITY

          The Company has accepted four stock subscriptions aggregating 1,000 common shares as follows: Amar Bahadoorsingh - 250 shares; Hansa Capital Corp., a company owned by Mr. Bahadoorsingh's father - 250 shares; 9278 Communications, Inc. ("9278"), a company which sells telephone cards to small retail establishments and distributors - 270 shares; and Universal Network Solutions, Inc., a company owned by Kashif Syed, whose brother is an officer of 9278 - 230 shares (see Note 3C).

                               CIRUS TELECOM, INC.
                        (FORMERLY DMS ACQUISITION CORP.)
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS


3 - SUBSEQUENT EVENTS

     A.   Distribution Agreement:

          On February 6, 2001, the Company entered into an agreement to sell 9278 long distance and telecommunications services relative to prepaid calling cards for a period of two years, with an optional one-year renewal. The agreement contemplates minimum monthly fees of $2,000,000, subject to the user's best efforts, the Company's service capacity and competitive pricing structure.

     B.   Employment Agreements:

          In January 2001, DMS entered into two-year employment agreements with its two principal officers. The agreements provide for compensation aggregating $198,000 for the first year and $240,000 for the second year, plus bonuses at the discretion of the board.

     C.   Merger:

          On February 9, 2001, DMS, in a reverse acquisition, merged with Capital One Venturers Corp. ("Capital One"), a company listed on the NASDAQ Bulletin Board. DMS exchanged all of its shares for 10,000,000 new common shares of Capital One. Such shares are restricted as to subsequent transfer for a period of twelve months. Capital One and 9278 have certain common minority shareholder interests.

          A condition to the merger was the private placement by Capital One of a minimum of 750 preferred shares, $1,000 par and liquidation value, redeemable by the issuer within one year at $1,250 and convertible at the holder's option, after 30 days, at 75% of the common stock's average market price for the ten immediately prior trading days. On February 7, 2001, a total of 850 such preferred shares were sold.

     D.   Proposed Change to Capital Structure:

          The Company plans to seek shareholder approval for an increase in authorized capital to 100,000,000 common shares and a three-for-one forward split of its issued common shares.

                            PRO FORMA FINANCIAL DATA


         The following Pro Forma Balance Sheet at December 31, 2000 combines the balance sheet of Cirus Telecom, Inc. ("Cirus") (formerly DMS Acquisition Corp.) with the balance sheet of Capital One Ventures Corp. ("Capital One"), as if the merger took place on that date. Both companies are development stage enterprises. The Pro Forma Statement of Operations for the three months ended December 31, 2000 combines those periods for both companies, except that Cirus's inception date was December 11, 2000. The Pro Forma Statement of Operations for the year ended September 30, 2000 combines that period for Capital One with the initial period ended December 31, 2000 for Cirus, since there was no comparable period. Both pro forma statements of operations are presented as if the merger were consummated on the first day of each period. The pro forma financial data are not necessarily indicative of the actual operating results that would have occurred or the future operating results that will occur as a consequence of such transactions. The results of operations for the three months ended December 31, 2000 are not necessarily indicative of the Company's results of operations to be expected for the full fiscal year.

                             PRO FORMA BALANCE SHEET

                                DECEMBER 31, 2000

                                                                                                                         Pro Forma
                                                                         Capital      Pro Forma       Adjustments       December 31,
                                                          Cirus            One            DR               CR               2000
                                                        ----------     ----------     ----------       ----------       ----------
ASSETS
------

Current assets
  Cash                                                  $      -0-     $      433     $  850,000 (1)   $      -0-       $  850,433
                                                        ==========     ==========     ==========       ==========       ==========


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
-------------------------------------------------

Current liabilities
   Accounts payable                                     $       --     $    4,488     $       --       $       --       $    4,488
   Due to related parties                                   15,712         62,627             --               --           78,339
                                                        ----------     ----------     ----------       ----------       ----------

                                                            15,712         67,115             --               --           82,827
                                                        ----------     ----------     ----------       ----------       ----------

Shareholders' equity (deficiency)
   Preferred stock                                              --             --             --          850,000 (1)      850,000
   Common stock                                                  1            518             --              999 (2)        1,518
   Additional paid-in capital                                   99          4,657            999 (2)      283,333 (4)      215,233
                                                                                          71,857 (3)
   Stock subscription receivable                              (100)            --             --               --             (100)
   Retained earnings (deficit)                             (15,712)       (71,857)       283,333 (4)       71,857 (3)     (299,045)
                                                        ----------     ----------     ----------       ----------       ----------

                                                           (15,712)       (66,682)       356,189        1,206,189          767,606
                                                        ----------     ----------     ----------       ----------       ----------

                                                        $      -0-     $      433     $  356,189       $1,206,189       $  850,433
                                                        ==========     ==========     ----------       ==========       ==========


See accompanying notes to pro forma balance sheet.

                        PRO FORMA STATEMENT OF OPERATIONS

                                                                            Capital
                                                        Cirus (1)             One
                                                       -----------         ------------                            Pro Forma
                                                         Initial           Three Months                           Three Months
                                                       Period Ended           Ended                                  Ended
                                                        December 31,        December 31,         Pro Forma        December 31,
                                                            2000                2000            Adjustments           2000
                                                          --------           --------           --------           --------

Revenues                                                  $     --           $     --           $     -- (2)       $     --

General and administrative expenses                         15,712              8,703             49,500 (3)         73,915
                                                          --------           --------           --------           --------

Net loss for the period                                   $(15,712)          $ (8,703)          $(49,500)           (73,915)
                                                                             ========           ========           ========

Preferred stock dividend                                                                                           (283,333) (4)
                                                                                                                  ----------

Loss attributable to common stock                                                                                $ (357,248)
                                                                                                                  ==========

Basic and diluted loss per share                                                                                 $     (.02)
                                                                                                                 ==========

Shares used in the calculation of
   loss per share                                                                                                15,175,456  (5)
                                                                                                                 ==========



See accompanying notes to pro forma statement of operations.

                        PRO FORMA STATEMENT OF OPERATIONS

                                                                        Capital
                                                    Cirus (1)             One
                                                   Initial                                                    Pro Forma
                                                 Period Ended         Year Ended                             Year Ended
                                                 December 31,       September 30,          Pro Forma       September 30,
                                                      2000                2000            Adjustments           2000
                                                --------------      --------------      -------------      ---------

Revenues                                          $       --         $        --        $        -- (2)     $      --

General and administrative expenses                   15,712              22,747            198,000 (3)        236,459
                                                  ----------         -----------        -----------         ----------

Net loss for the year                             $  (15,712)        $   (22,747)       $  (198,000)        $ (236,459)
                                                  ==========         ===========        ===========         ==========

Basic and diluted loss per share                                                                            $     (.02)
                                                                                                            ==========

Shares used in the calculation of
   loss per share                                                                                           15,175,456  (5)
                                                                                                            ==========





See accompanying notes to pro forma statement of operations.

                               CIRUS TELECOM, INC.

                        NOTES TO PRO FORMA BALANCE SHEET




1. This adjustment records the issuance of 850 shares of redeemable, convertible $1,000 par and liquidation value preferred stock at a price of $1,000 per share. The shares are redeemable within one year, at the issuer's option, at $1,250 per share and are convertible, at the holder's option, after 30 days, at 75% of the common stock average market price for the ten immediately prior trading days. The Company may not redeem preferred shares which are tendered for conversion. (See
         Note 4.)

2. This adjustment reflects the issuance of 10,000,000 common shares by the legal acquiror, Capital One Ventures Corp. As the transaction is recorded as a reverse acquisition involving two shell companies, the offset is to additional paid-in capital and goodwill is not recognized.

3. This adjustment eliminates the accumulated deficit of Capital One, the accounting acquiree in the reverse acquisition.

4. This adjustment recognizes the beneficial conversion feature of the Company's convertible preferred stock and records an imputed dividend equal to the contractual discount of 25% applied to the preferred stock proceeds.

                               CIRUS TELECOM, INC.

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS




1. Cirus Telecom, Inc. was incorporated on December 11, 2000. Its initial period ended December 31, 2000. Operations for the three-week period are presented on the pro forma statement of operations for both the year ended September 30, 2000 and the three months ended December 31, 2000.

2. Through December 31, 2000, both companies were in the development stage and had no operating revenues. The pro forma statement of operations does not reflect any revenues that may be earned pursuant to Cirus's service agreement with 9278 Communication, Inc.

3. This adjustment gives effect, for the applicable periods, to the employment agreements the Company has entered into with its two principal officers.

4. This adjustment reflects a preferred stock dividend for the beneficial conversion feature of the preferred stock (equal to the 25% discount from the market price upon conversion) on the $850,000 proceeds thereof. This adjustment is applicable to the three months ended December 31, 2000 only.

5. The 15,175,456 shares outstanding at the completion of the merger are treated as outstanding throughout both periods.

PROXY                                                                     PROXY


                               CIRUS TELECOM, INC.

              PROXY FOR SPECIAL MEETING TO BE HELD ON MARCH , 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Amar Bahadoorsingh and Kashif Syed, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Cirus Telecom, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Meeting of Stockholders to be held on March __________ , 2001 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.


--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

         We cordially invite you to attend the Special Meeting of Stockholders of Cirus Telecom, Inc. to be held at Sichenzia, Ross & Friedman LLP, 135 West 50th Street, 20th floor, New York, New York, on March ______ , 2001 at 10:00 a.m. (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1


                                                  FOR      AGAINST       ABSTAIN
1.  Proposal to approve the authorization of      [_]        [_]           [_]
     additional shares of common stock
     and a four-for-one forward stock split.



If you plan to attend the Meeting please mark this box    [_]

Dated:                , 2001
      ----------------
Signature
         -----------------------------------------------------------------------

Name (printed)
              ------------------------------------------------------------------

Title
      --------------------------------------------------------------------------
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
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